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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):

                           May 17, 2001 (May 11, 2001)
                           ---------------------------

                      Healthcare Realty Trust Incorporated
         ---------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

      Maryland                       1-11852                      62-1507028
--------------------        -------------------------        -------------------
   (State or Other              (Commission File               (I.R.S. Employer
   Jurisdiction of                   Number)                    Identification
   Incorporation)                                                   Number)


           3310 West End Avenue
                 Suite 700
           Nashville, Tennessee                                     37203
----------------------------------------                     -------------------
(Address of Principal Executive Offices)                          (Zip Code)


                                 (615) 269-9175
              -----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
        -----------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.  OTHER EVENTS.

         On May 11, 2001, Healthcare Realty Trust Incorporated announced the sale of $300 million principal amount of unsecured 8.125% Senior Notes due May 1, 2011 through underwriters led by Banc of America Securities LLC and UBS Warburg. The notes are rated Baa3 by Moody's, BBB- by Standard & Poor's and BBB by Fitch. The proceeds will be used to repay in full outstanding borrowings under the Company's unsecured credit facility and for general corporate purposes.

         A registration statement on Form S-3 (Registration No. 333-56608) relating to these securities has been filed with the Securities and Exchange Commission and was declared effective on March 22, 2001.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits.

      Exhibit No.                    Description
      -----------                    -----------
         1        Underwriting Agreement, dated May 10, 2001, by and between the
                  Company and the Underwriters

         4.1      Indenture, dated as of May 15, 2001, by the Company to First
                  Union National Bank, as Trustee

         4.2      First Supplemental Indenture, dated as of May 15, 2001, by the
                  Company to First Union National Bank, as Trustee

         4.3      Form of 8.125% Senior Note Due 2011

         5        Opinion of Waller Lansden Dortch & Davis, A Professional
                  Limited Liability Company

         8        Tax Opinion of Stites & Harbison, PLLC

         23.1     Consent of Waller Lansden Dortch & Davis, A Professional
                  Limited Liability Company (included in Exhibit 5)

         23.2     Consent of Stites & Harbison, PLLC (included in Exhibit 8)





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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    HEALTHCARE REALTY TRUST INCORPORATED



                                    By: /s/ Roger O. West
                                        ----------------------------------------
                                        Roger O. West,
                                        Senior Vice President -
                                        Acquisitions and General Counsel

Date:  May 17, 2001







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                               INDEX TO EXHIBITS

      Exhibit No.                    Description
      -----------                    -----------

         1        Underwriting Agreement, dated May 10, 2001, by and between the
                  Company and the Underwriters

         4.1      Indenture, dated as of May 15, 2001, by the Company to First
                  Union National Bank, as Trustee

         4.2      First Supplemental Indenture, dated as of May 15, 2001, by the
                  Company to First Union National Bank, as Trustee

         4.3      Form of 8.125% Senior Note Due 2011

         5        Opinion of Waller Lansden Dortch & Davis, A Professional
                  Limited Liability Company

         8        Tax Opinion of Stites & Harbison, PLLC

         23.1     Consent of Waller Lansden Dortch & Davis, A Professional
                  Limited Liability Company (included in Exhibit 5)

         23.2     Consent of Stites & Harbison, PLLC (included in Exhibit 8)









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